UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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HARTE HANKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARTE HANKS, INC. 1 Executive Drive, Suite 303 Chelmsford, MA 01824
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD May 22, 2025 at 2:00 P.M. (Eastern Daylight Time)
As a stockholder of Harte Hanks, Inc., a Delaware corporation (the “Company” or “Harte Hanks”), you are hereby given notice of, and invited to attend the Company’s 2025 annual meeting of stockholders (the "Annual Meeting"), which will be held virtually, exclusively via a live audio webcast on Thursday, May 22, 2025, at 2:00 P.M. Eastern Daylight Time, for the following purposes:

Proposal	Board Recommendation
I. Election of four (4) Board nominees, each to serve until our 2026 annual meeting of stockholders or until their successors are duly elected and qualified;	FOR
II. To approve (on a non-binding advisory basis) the compensation of our named executive officers;	FOR
III. To consider and vote upon the ratification of the selection of Wolf & Company P.C. as Harte Hanks’ independent registered public accounting firm for the fiscal year ending December 31, 2025; and	FOR
IV. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The board of directors of Harte Hanks has fixed the close of business on March 25, 2025, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and, subject to applicable law and the provisions of our Bylaws, any adjournment or postponement thereof. Only holders of record as of such date will be entitled to virtually attend and vote at the Annual Meeting. For more information, please refer to the enclosed proxy statement.
The Annual Meeting will be a held virtually, exclusively via a live audio webcast. Stockholders may access the meeting by visiting www.virtualshareholdermeeting.com/HHS2025, and entering the 16-digit control number, located on your proxy card. The Annual Meeting will begin promptly at 2:00 P.M. eastern daylight time. We encourage you to access the meeting prior to the start time.
The enclosed proxy statement and our Annual Report on Form 10-K (the “Annual Report”) for the fiscal year ended December 31, 2024 (which we are distributing in lieu of a separate annual report to stockholders) are available on our website at www.hartehanks.com, under the heading “SEC Filings” in the “Investors Relations” section of our website.
Your vote is important, and we urge you to review the accompanying materials carefully and to submit your proxy as soon as possible so that your shares will be represented at the Annual Meeting. Submitting a vote before the Annual Meeting will not preclude you from voting your shares at the virtual Annual Meeting should you decide to join the webcast.
Thank you for your continued interest and support.

By Order of the Board of Directors,

Jack Griffin
Chairman of the Board

April 8, 2025
Dear Fellow Shareholders:
As we reflect on 2024, Harte Hanks made meaningful progress in streamlining operations, strengthening our financial position, and laying the foundation for long-term growth. As we move into 2025, we recognize there is still important work ahead. Our top priority is accelerating sales momentum and driving revenue growth by refining our approach - shifting from a centralized sales structure to a business-segment focused model. With this in mind, let’s review our performance in 2024 and discuss our strategic priorities for 2025.
A Year of Meaningful Transformation – With More Work to Do
Throughout 2024, we focused on improving operational efficiencies and removing obstacles to growth. These initiatives have generated significant cost savings, strengthened our financial position, and created a more agile foundation for future success.
One of our most impactful initiatives was Project Elevate, a comprehensive cost-cutting and efficiency program that delivered $6 million in savings last year. This underscores our commitment to operational excellence and financial discipline, and we expect additional savings in 2025 as the program continues.
Another major milestone was the elimination of Pension Plan I in August 2024. By securing an annuity with Nationwide, we transferred $71.9 million in plan assets and made a final contribution of $6.1 million, effectively eliminating future pension obligations and Pension Benefit Guarantee Corporation premium payments for Pension Plan I. This action strengthens our balance sheet and frees up monthly cash flow for strategic investments.
We also optimized our real estate footprint, completing the wind-down of a legacy print facility lease in Jacksonville, Florida, and an office facility lease in St. Petersburg, Florida - generating substantial savings. Additionally, we are in the process of closing a second office facility in Trevose, Pennsylvania, which is expected to be finalized by Q2 2025. These strategic actions will further reduce costs, allowing us to reinvest in growth initiatives, technology, and other high-impact projects that drive long-term shareholder value.
As a result of these efforts, we ended 2024 with $9.9 million in free cash, zero debt, and an untapped $25 million credit facility. These achievements position Harte Hanks as a financially sound and agile company, ready to capitalize on growth opportunities in 2025.
While we made significant operational progress last year, we must acknowledge that our sales performance in 2024 did not meet expectations. Despite anticipating strong results in the third and fourth quarters, a combination of factors prevented the Company from achieving its growth objectives. This is a critical area for improvement in 2025 and many initiatives are currently underway. Strengthening our sales execution, refining our go-to-market strategy, and driving consistent revenue growth are top priorities as we work to enhance financial performance and deliver value to our shareholders. As discussed below, we have started this process.

Enhancing Our Business Model in 2025
As we enter 2025, we have taken decisive steps to refine our go-to-market strategy. We transitioned from a centralized sales model to a business-segment-driven approach, giving our segment leaders in Fulfillment & Logistics, Marketing Services, and Customer Care direct responsibility for driving sales growth in their respective areas. This new structure fosters greater accountability, sharper client focus, and stronger business expansion.
Looking ahead, we are prioritizing key innovations to better serve our clients. In 2025, we are focused on:
•Leveraging AI in our call center and marketing services to enhance efficiency and improve customer campaign effectiveness.
•Expanding our data capabilities by acquiring exclusive rights to specialized healthcare data, positioning us for growth in an increasingly data-driven marketplace.
•Modernizing our boutique fulfillment operations, including upgrades to our East Bridgewater, Massachusetts, facility and fulfillment technology in Massachusetts and Kansas to meet increasing client demand and drive revenue growth.
A Commitment to Our Shareholders
Harte Hanks has undergone a significant transformation in recent years to align with evolving customer needs and industry dynamics. Our internal initiatives are designed to provide the flexibility, efficiency, and resilience necessary to drive sustainable, profitable growth. We have taken decisive actions to improve operational efficiencies, eliminate unnecessary costs, and enhance financial stability - all with the goal of delivering long-term value to our shareholders. 2024 was a transformative year for Harte Hanks, and we are excited about the road ahead. Our focus remains on operational excellence, innovation, and customer-centric strategies that will enable us to thrive in a competitive marketplace.
We deeply appreciate your investment, patience, and trust as we continue executing our strategic vision. The Board of Directors and management team remain committed to driving growth, enhancing profitability, and creating long-term value for our shareholders.
We look forward to sharing this journey with you in 2025 and beyond.
Sincerely,

John H. Griffin, Jr.     David Fisher
Chairman of the Board     Interim Chief Operating Officer

PROXY STATEMENT TABLE OF CONTENTS

HARTE HANKS, INC. 1 Executive Drive, Suite 303 Chelmsford, MA 01824

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD May 22, 2025 at 2:00 P.M. EDT

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Harte Hanks, Inc. for use at our virtual annual meeting of stockholders (the “Annual Meeting”). In this proxy statement, references to “Harte Hanks,” the “Company,” “we,” “us,” “our” and similar expressions refer to Harte Hanks, Inc., unless the context of a particular reference provides otherwise. We may refer to various websites in this proxy statement. None of the websites referenced in this proxy statement, including the Harte Hanks website, nor the information contained therein, shall be deemed to be incorporated into this proxy statement.
GENERAL INFORMATION
Annual Meeting Date and Location
This year’s Annual Meeting will be held on Thursday, May 22, 2025 at 2:00 p.m. Eastern Daylight Time, or at such other time to which the Annual Meeting may be adjourned or postponed. The Annual Meeting will be a completely virtual meeting of stockholders. You may virtually attend, vote and submit questions during the Annual Meeting via live audio webcast on the Internet at http://www.virtualshareholdermeeting.com/HHS2025. We expect that in future years we will continue to host only virtual meetings, which we believe meaningfully enhances opportunities for stockholder attendance and participation and is also consistent with our cost reduction efforts to further position the Company for future growth.
Delivery of Proxy Materials
Mailing Date
The approximate date on which this Notice is first being sent or given to stockholders is April 8, 2025.
Important Notice Regarding Availability of Proxy Materials For 2025 Annual Meeting
We are using the “notice and access” system adopted by the United States Securities and Exchange Commission (the “SEC”) relating to the delivery of our proxy materials over the Internet. As a result, we mailed to our stockholders of record a notice (the “Notice”) about the Internet availability of the proxy materials instead of mailing a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”). The Notice provides instructions on how you can obtain a copy of this proxy statement and a copy of the Annual Report, by either viewing online, by requesting an electronic copy of these documents, or by sending a written request to the Office of General Counsel, Harte Hanks, Inc., 1 Executive Drive, Suite 303, Chelmsford, Massachusetts 01824, for a hard copy of these documents. Therefore, unless we receive a specific request from a stockholder requesting to receive proxy materials in printed form by mail or electronically by email, we will not be providing a copy of the proxy materials to stockholders. The proxy statement and our Annual Report are also available on our website at www.hartehanks.com, under the “SEC Filings” in the “Investor Relations” section of our website. We believe the notice and access rules allow us to use internet technology that many stockholders prefer, continue to provide stockholders with the information that they need, and, at the same time, ensure more prompt delivery of the proxy materials.
Stockholders Sharing an Address
Registered Stockholders - You are a registered stockholder if you own shares in your own name on the books of our transfer agent, Computershare Trust Company, N.A. The SEC permits a single Notice to be sent to any household at which two or more registered stockholders reside if they appear to be members of the same family. Each stockholder will continue to receive a separate proxy card. This procedure, referred to as "householding", reduces the volume of duplicate information stockholders receive, and reduces our mailing and printing expenses. A number of brokerage firms have instituted householding. If your household would like to receive duplicate rather than single mailings in the future, please write to the Company at 1 Executive Drive, Suite 303, Chelmsford, Massachusetts 01824 (Attention: Secretary/General Counsel), or call (512) 434-1100.
Street-name Stockholders - Most banks and brokers are delivering only one copy of the Notice to consenting street-name stockholders (you are a street-name stockholder if you own shares beneficially in the name of a bank, broker or other holder of record on the books of our transfer agent) who share the same address. This procedure reduces printing and distribution costs. Those who wish to receive separate Notices may do so by contacting their bank, broker or other nominee, or (if offered) by checking the appropriate box on the voting instruction card sent to them. Similarly, most street-name stockholders who are receiving multiple Notices at a single address may request that only a single Notice be sent to them in the future by checking the appropriate box on the voting instruction card sent to them or by contacting their bank, broker or other nominee.
Voting
Stockholders Entitled to Vote
The record date for determining the common stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof is the close of business on March 25, 2025 (the “Record Date”). As of March 25, 2025, we had 7,369,367 shares of common stock issued and outstanding, which were held by approximately 652 holders of record. Please refer to “Security Ownership of Management and Principal Stockholders” for information about common stock beneficially owned by our directors, executive officers and principal stockholders. Stockholders are entitled to one vote for each share of common stock owned as of the Record Date. A list of stockholders entitled to vote at the virtual Annual Meeting will be open to the examination of any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours at our corporate headquarters located at 1 Executive Drive, Suite 303, Chelmsford, MA 01824 for a period of at least ten (10) days prior to the virtual Annual Meeting and on the virtual Annual Meeting website during the entirety of the meeting.
Voting of Proxies by Management Proxy Holders
The Board has appointed Mr. David Fisher (Interim Chief Operating Officer), Mr. David Garrison (Chief Financial Officer) and Mr. Robert Wyman (General Counsel), each with full powers of substitution and resubstitution, as the management proxy holders for the Annual Meeting. Your shares will be voted in accordance with the instructions on the proxy card you submit electronically or by mail, or the instructions provided for any proxy submitted by telephone or online, as applicable. For stockholders who vote their shares by duly submitting a proxy online, by mail or telephone, the management proxy holders will vote all shares represented by such valid proxies as specified by such holder, and if not specified, in accordance with the Board’s recommendations:

PROPOSAL ROADMAP	PAGE	RECOMMENDATION
Proposal No. 1: Election of Directors FOR the election of each of the persons named under “Proposal I Election of Directors” as nominees for election as directors	29	FOR EACH NOMINEE
Proposal No. 2: Say-on-Pay FOR the approval (on a non-binding advisory basis) of the compensation of the Company’s named executive officers	30	FOR
Proposal No. 3: Ratification of the selection of Independent Registered Public Accounting Firm - FOR the proposal to ratify the selection of Wolf & Company P.C., as our independent registered public accounting firm (independent auditors) for the fiscal year ended December 31, 2025	31	FOR
As of the date of printing of this proxy statement, the Board is not aware of any other business or nominee to be presented or voted upon at the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies' discretionary authority to vote the same in accordance with their discretion.
Quorum; Required Votes
The virtual presence at the Annual Meeting, including by proxy, of holders of a majority of all of the shares of the stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” (which are described in voting procedures) are counted as present at the Annual

Meeting for purposes of determining whether a quorum is present. If a quorum is not present, the Annual Meeting may be adjourned or postponed from time to time until a quorum is obtained.

PROPOSAL		VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED
I	Election of directors	Majority of votes cast	No
II	Say-on-Pay	Majority of votes cast	No
III	Ratification of the Selection of Independent Registered Public Accounting Firm	Majority of votes cast	Yes
•Proposal No. 1 (Election of Directors) - To be elected in an uncontested election, each nominee for election as a director must receive a majority of the votes cast in favor of his or her election at the Annual Meeting virtually or by proxy. In a contested election, directors are elected by a plurality of votes cast virtually or by proxy. The election of directors at the Annual Meeting will be uncontested and therefore the number of votes “for” a director’s election must exceed fifty percent of the votes cast with respect to that director’s election. Votes may be cast in favor of or withheld from the election of each nominee. Abstentions and broker non-votes, if any, will not count as votes cast and will have no effect on the outcome of the vote on the election of directors. Pursuant to Amendment No. 2 (the "Amendment") to our Fifth Amended and Restated Bylaws (the “Bylaws”), each nominee who is a current director has submitted an irrevocable resignation as a director. Such resignation will become effective upon (1) that person not receiving a majority of the votes cast in favor of his or her election in an uncontested election and (2) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose.
•Proposal No. 2 (Say-on-Pay) – Approval of the compensation of our named executive officers, on a non-binding, advisory basis requires the approval of a majority of the votes cast at the Annual Meeting virtually or by proxy. Abstentions and broker non-votes, if any, will not count as votes cast and will have no effect on the outcome of the proposal.
•Proposal No. 3 (Ratification of the Selection of Independent Registered Public Accounting Firm) - Ratification of the selection of Wolf & Company P.C. as our independent registered public accounting firm (independent auditors) for the fiscal year ended December 31, 2025 requires the affirmative vote of the majority of the votes cast at the Annual Meeting virtually or by proxy. As Proposal No. 3 is considered a routine matter, banks, brokers or other nominees have the discretion to vote without instructions from the stockholder. Abstentions, if any, will not count as votes cast and will have no effect on the outcome of the proposal.
Submission of Proposal No. 3 (Ratification of the Selection of Independent Registered Public Accounting Firm) is not legally required. However, the Board and its Audit Committee believe that such submission is an opportunity for stockholders to provide feedback to the Board and its Audit Committee on an important issue of corporate governance. If the stockholders do not ratify the selection of Wolf & Company P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2025, the Audit Committee will reconsider the selection of such firm as independent auditors, although the results of the vote are not binding on the Audit Committee. The Audit Committee has the sole authority and responsibility to retain, evaluate, and, where appropriate, replace the Company’s independent auditors. Ratification by the stockholders of the selection of Wolf & Company P.C. does not limit the authority of the Audit Committee to direct the appointment of new independent auditors at any time during fiscal year 2025 or thereafter.
Voting Procedures
Registered Stockholders - Registered stockholders may vote their shares or submit a proxy to have their shares voted by one of the following methods:
•By Mail. You may submit a proxy by signing, dating and returning the enclosed proxy card in the enclosed pre-addressed envelope, and returning it prior to May 22, 2025.
•By Telephone. You may submit a proxy by telephone using the toll-free number listed on the enclosed proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will close and no longer be available on the date and time specified on the proxy card.
•Online. You may submit a proxy online using the website listed on the enclosed proxy card. Please have your proxy card in hand when you log onto the website. Online voting facilities will close and no longer be available on the date and time specified on the proxy card.
•Electronically. You may vote electronically at the Annual Meeting by following instructions at the virtual Annual Meeting and completing an electronic ballot online; however, virtually attending the Annual Meeting without completing a ballot will not count as a vote.

Street-name Stockholders - Street-name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods in accordance with the applicable brokers’, nominees’, or agent’s procedures:
•By Mail. You may submit a proxy by signing, dating and returning the enclosed proxy card in the enclosed pre-addressed envelope, and returning the proxy prior to May 22, 2025.
•By Methods Listed on the Proxy Card. Please refer to the enclosed proxy card or other information forwarded by your bank, broker or other holder of record to determine whether you may submit a proxy by telephone or online, following the instructions on the proxy card or other information provided by your bank, broker or other nominee.
•Virtually with a “Legal” Proxy from the Record Holder. A street-name stockholder who wishes to vote his or her shares electronically at the Annual Meeting will need to obtain a “legal” proxy from their bank, broker or other nominee. Please consult the voting form or other information sent to you by your bank, broker or other nominee to determine how to obtain a “legal” proxy in order to vote electronically at the Annual Meeting.
A “broker non-vote” occurs when a nominee, such as a broker or dealer, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. On routine matters, brokers have the discretion to vote shares held in “street name” – a term that means the shares are held in the name of the broker on behalf of its customer, the beneficial owner. If your shares are held in “street name” by a broker and you wish to vote on the proposal to elect the directors (Proposal 1), the advisory vote to approve named executive officer compensation (Proposal 2), or to act upon any other non-routine business that may properly come before the Annual Meeting, you should provide instructions to your broker. If you do not provide your broker with instructions, your broker generally will only have the authority to vote on the ratification of the appointment of Wolf & Company P.C., as the Company’s independent registered public accounting firm (Proposal 3). All other matters at the Annual Meeting are expected to be non-routine and therefore brokers will not be entitled to vote on a beneficial owner’s behalf without voting instructions or discretionary authority on such matters.
If you need assistance in voting your shares, please call 1-512-434-1100 no later than the day before the Annual Meeting.
As a matter of policy, proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential by the Company. Such documents are made available only to the inspector of elections and personnel associated with processing proxies and tabulating votes at the Annual Meeting. The votes of individual stockholders will not be disclosed except as may be required by applicable law.
Revoking Your Proxy
If you are a registered stockholder, you may revoke your proxy at any time before the shares are voted at the Annual Meeting by:
•timely delivery of a valid, later-dated executed proxy card;
•timely submitting a proxy with new voting instructions using the telephone or online voting system;
•virtually attending the webcast of the Annual Meeting and completing an electronic ballot; however, virtually attending the Annual Meeting without completing an electronic ballot will not revoke any previously submitted proxy; or
•filing an instrument of revocation received by the Secretary/ General Counsel of Harte Hanks, Inc. at the Company’s office at 1 Executive Drive, Suite 303, Chelmsford, MA 01824, by 2:00 p.m., Eastern Daylight Time, on Thursday, May 22, 2025.
Your latest dated proxy card or telephone or internet proxy will be the one that is counted.
If you are a street-name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures.
Dissenters’ Rights of Appraisal
None of Delaware law (the state of incorporation of Harte Hanks, Inc.), our Certificate of Incorporation, or our Bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their share.

Attending the Annual Meeting Virtually
The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively by a live audio webcast. Only record or beneficial owners of Harte Hanks common stock as of the Record Date may attend the virtual Annual Meeting, vote their shares and submit online questions.
Stockholders may access the meeting by visiting http://www.virtualshareholdermeeting.com/HHS2025, and using the 16-digit control number included on the Notice of Annual Meeting, on the proxy card or on the instructions accompanying the proxy materials. The Annual Meeting will begin promptly at 2:00 p.m., Eastern Daylight Time, and you should allow ample time for check-in procedures.
If you wish to submit a question at the Annual Meeting, you may do so in advance at http://www.virtualshareholdermeeting.com/HHS2025, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions). We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or Company business or to defer to responding to questions until after the meeting. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
Solicitation Expenses
We will bear all costs incurred in the preparation, assembly, mailing and solicitation of proxies by our Board. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, e-mail, facsimile or other means, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held by such persons, and we may reimburse these brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.
Additionally, the Board has retained Saratoga Proxy Consulting, LLC, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. We will pay Saratoga Proxy Consulting, LLC an estimated fee of approximately $7,500 plus costs and expenses. Saratoga Proxy Consulting, LLC and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules of the SEC require our directors, officers, and persons who own more than 10% of a registered class of our equity securities (collectively the "Reporting Persons"), to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file. As with many public companies, we provide assistance to our directors and executive officers in making their Section 16(a) filings pursuant to powers of attorney granted by our insiders.
To our knowledge, based solely on our review of the copies of Section 16(a) reports provided to us by such Reporting Persons, including those reports that we have filed on behalf of our directors and executive officers pursuant to powers of attorney, or written representations from certain Reporting Persons, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2024.
Implications of Being a “Smaller Reporting Company”
We qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, as a smaller reporting company, we are allowed to take advantage of specified exemptions and reduced disclosure obligations, including with respect to executive compensation disclosure, in our periodic reports and proxy statements.

DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth certain information about our current directors as of March 25, 2025, all of whom are nominees for re-election:

Name	Age
Genni Combes	58
Elizabeth Ross	53
John H. Griffin, Jr.*	64
Bradley Radoff	51
* Chairman
Members of the Board are generally elected at each annual meeting of the Company’s stockholders to serve until the next annual meeting of the Company’s stockholders.
Genevieve “Genni” Combes has served as a director of Harte Hanks since May 2021. Ms. Combes currently serves as the CFO at CrowdStreet, Inc., a private equity investment platform (from July 2021 to present) where she leads the finance and financial operations teams. She has broad experience as a finance and operations executive at both public and private companies. Ms. Combes previously served as CFO at ApplePie Capital, Inc., an online franchise lender (from June 2018 to July 2021). Prior to that, she served as Vice President, Finance Partner Relations and Operations at Sungevity (from February 2015 to February 2017), and the Senior Vice President at ZipRealty (from August 2004 to April 2013). Earlier in her career, Ms. Combes served as a Managing Director and Sr. Equity Analyst at J.P. Morgan Chase (NYSE: JPM) (from October 1999 to January 2001), and at Hambrecht & Quist (from December 1992 to October 1999), where she led the e-commerce and consumer research groups.
Elizabeth Ross has served as a director of Harte Hanks since January 2024. Currently and since January 2022, Ms. Ross serves as the CEO of Shift Paradigm, a private equity-backed marketing consultancy that is based in Austin, Texas. Prior to Shift Paradigm, Ms. Ross had a nearly 30-year-long career in the digital marketing and advertising industries, including serving as the Chief Marketing Officer for Bright Health, Inc., a health insurance company (from November 2020 to January 2022), and serving in C-suite roles at Periscope, where she led the company as President and CEO (from October 2015 to January 2020); IPG MediaBrands (from January 2011 to May 2015), where her title (at the time she departed the Company) was Global Chief Marketing Officer; and Publicis Groupe, a subsidiary of Digitas, where she served as Chief Growth Officer (from August 2009 to January 2011).
Ms. Ross was elected to our Board in light of her extensive marketing service industry experience, and ability to provide valuable guidance to the Company’s marketing services group. She also has extensive financial and compensation experience and will prove to be a valuable voice on the company committees on which she sits. Ms. Ross currently serves on both the Nominating and Governance, Compensation and Audit Committees for the Company.
John H. “Jack” Griffin, Jr. has served as a director of Harte Hanks since July 2018. In April 2021, he was appointed as the Company’s Chairman of the Board. He previously served as Vice Chairman and Chairman of the Operations Committee of Harte Hanks (from April 2019 to December 2019). Prior to that, he was a member of the Harte Hanks Office of the Chief Executive Officer (the “Office of the CEO”) (from August 2018 to January 2019). Mr. Griffin is currently the Operating Chairman of Magazines at Dotdash Meredith, a subsidiary of IAC (NASDAQ: IAC). He was previously the Chairman of the Board of Dennis Publishing, a London-based firm owned by Exponent, a UK Private Equity Fund (from 2018 to 2021). Dennis Publishing was sold to Future PLC in October 2021. Previously, Mr. Griffin served as Managing Director at Oaklins DeSilva+Phillips, an advisory firm in New York City focused on mid-market M&A transactions, valuations and restructurings for firms in media, marketing services, information, education and health care communications (from 2016 to 2018). Previously, as CEO and director of Tribune Publishing Company (from 2014 to 2016), Mr. Griffin led the spin-off of the Tribune Publishing Company’s Newspaper Division into a separate publicly traded company. Before Tribune, Mr. Griffin founded and served as CEO of Empirical Media LLC, a consulting firm that assisted legacy media companies with digital transition, restructuring and strategic planning (from 2011 to 2014). Mr. Griffin was previously CEO of Time Inc. and spent a dozen years at Meredith Corporation in senior executive capacities.
We believe that Mr. Griffin’s qualifications for our Board include his proven success as both an operator and advisor to companies undergoing restructuring and reengineering solutions, along with his demonstrated record of achieving and exceeding financial targets in demanding private and public company environments. In addition, the experience Mr. Griffin gained as a member of the Office of the CEO and Chairman of the Operations committee enables him to provide the Board with additional insight into the Company’s operations, strategic initiatives and personnel.

Bradley L. Radoff has served as a director of Harte Hanks since May 2021. Mr. Radoff currently serves as a private investor and as Principal of Fondren Management LP, a private investment management company, and has held such positions since 2005. Mr. Radoff previously served as a Portfolio Manager at Third Point LLC, a registered investment advisor firm (from 2006 to 2009). He also served as Managing Director of Lonestar Capital Management LLC, a registered investment advisory firm (from 2003 to 2004). Mr. Radoff served as a director of Citadel Investment Group LLC, a global financial institution (from 2000 to 2003). Mr. Radoff has served as a director of Farmer Brothers Co. (NASDAQ: FARM), a coffee roaster and wholesale equipment servicer and distributor of coffee, tea and allied products, since October 2022; and as a director of Enzo Biochem, Inc. (NYSE: ENZ), an integrated diagnostics, clinical lab and life sciences company, since January 2022. Mr. Radoff previously served as a director of VAALCO Energy Inc (NYSE: EGY), a Texas-based independent energy company (from June 2020 to January 2022); Support.com (formerly NASDAQ: SPRT), a leading provider of cloud-based software and services (from June 2016 until its merger in September 2021), and Page Producing Company (formerly NYSE: PPP), an oil and gas exploration, development and production company (from March 2007 until the completion of its sale to Plains Exploration & Production Company in November 2007). Mr. Radoff graduated summa cum laude with a B.S. in Economics from The Wharton School, University of Pennsylvania.
The following persons are our current executive officers and hold the positions set forth below:

Name	Age	Principal Position
David Fisher	50	Interim Chief Operating Officer
David Garrison	56	Chief Financial Officer
Robert Wyman	61	General Counsel
David Fisher has served as the Company’s Interim Chief Operating Officer since January, 2025. Mr. Fisher previously served as the Company's Chief Transformation Officer (from January 2024 to January 2025). Mr. Fisher brings expertise in strategic initiatives, streamlining operations, cost transformation, financial planning & analysis, accounting, procurement, and corporate development. He joins Harte Hanks from Tribune Publishing, one of the largest newspaper publishing companies in the United States, where he served as the Chief Procurement Officer & SVP of Corporate Finance & Planning (from July 2014 through December 2022). Prior to Tribune Publishing, Mr. Fisher also served as SVP of Finance at Source Interlink, a magazine distribution and publishing company, and as an Assurance Manager at BDO USA, LLP. Mr. Fisher has a bachelor’s degree in accounting / business management from the Wisconsin School of Business and is a Certified Public Accountant (CPA).
David Garrison has served as the Company’s Chief Financial Officer since January, 2024. Mr. Garrison previously served as the Company's interim CFO (from October 2023 to January 2024). Mr. Garrison brings notable expertise in cost containment, streamlining operations, and ERP implementations. He joins Harte Hanks from Digital Lumens Incorporated, an IoT lighting fixture and factory automation technology company that was spun out of Osram Sylvania, where he served as CFO (from May 2021 to June 2023). Prior to Digital Lumens, Mr. Garrison served as Chief Financial Officer of Sensera, Ltd., an Australian listed medical and IoT technology company (from December 2017 to January 2021), where he played an important role in turning around operations to facilitate a sale. Previously, he served as Managing Director of IW Ventures LLC, a financial consultant, and TTcogen LLC, a joint venture between Tecogen Inc. and Tedom a.s. Mr. Garrison served as CFO of Tecogen Inc. (from 2014 to 2017), a NASDAQ-listed company that designs, manufactures and sells industrial and commercial cogeneration systems, where he supported growth with cost controls to drive margin expansion and profitability. He has an MBA from Boston University and has led several Greater Boston-based companies through successful growth-driven integrations, transactions, and implementations.
Robert T. Wyman has served as General Counsel at Harte Hanks since 2021. Mr. Wyman is responsible for legal, regulatory, and corporate governance activities for all domestic and international businesses of the Company. Prior to serving as General Counsel, Mr. Wyman acted as Corporate Counsel for the Company (from 2011 to 2021), and concurrent with this service, also served (in private practice) as the founding partner and as of counsel for the law firm of Wyman & Barton. During his tenure at Wyman & Barton, Mr. Wyman’s practice centered on commercial and residential real estate, and civil and criminal litigation. Mr. Wyman also previously served on the Board of Directors of Georgetown Bank (from January 2008 to January 2018), and on the Board of Directors of several charitable/ non-profit organizations including the Lowell Massachusetts Boys and Girls Club (10 years), New Wave Swim Club (2 years), and as an advisor to the Merrimack Valley Housing Partnership, Project Genesis (2010 - current). An attorney practicing for more than 34 years (Massachusetts and New Hampshire), Mr. Wyman is a graduate of the University of Massachusetts | Lowell (1985, B.S. Business Management), and New England Law | Boston (1990, Juris Doctorate).

CORPORATE GOVERNANCE
We believe that strong corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders. We continuously review our corporate governance policies and practices, the applicable federal securities laws regarding corporate governance, and the corporate governance standards of NASDAQ, the stock exchange on which our common stock is listed, to ensure compliance with all applicable laws and regulations, and further we will contemplate any changes to what is considered best practices for corporate governance even if such changes are not required by relevant laws and regulations or NASDAQ. This review is part of our continuing effort to enhance our corporate governance and to communicate our governance policies to stockholders and other interested parties.
You can access and print, free of charge, the charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, as well as our Corporate Governance Principles, Business Conduct Policy, Code of Ethics and certain other policies and procedures on our website at www.hartehanks.com under the “Governance” tab of our “Investors Relations” section. The information on our website is not incorporated by reference and is not part of this proxy statement. Additionally, stockholders can request copies of any of these documents free of charge by writing to the following address:

Harte Hanks, Inc. (Attention: Secretary/ General Counsel)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
From time to time, these governance documents may be revised in response to changing regulatory requirements, our evaluation of evolving best practices and industry norms, and input from our stockholders and other interested parties. We encourage you to check our website periodically for the most recent versions.
Board of Directors and Board Committees
The business and affairs of the Company are managed under the direction of the Board. Under the Company's Bylaws, the Board consists of the number of directors designated by the Board from time to time, and in the absence of such a designation, the Board will consist of seven (7) directors. Since February 2025, our Board has consisted of four (4) members. Before then, our Board consisted of five (5) members, one of whom was our CEO. Harte Hanks is currently conducting a nationwide search for a new CEO, who, once appointed, will also be appointed to the Board, thereby increasing its size to five (5) directors. We reduced the Board from six (6) seats to five (5) seats in 2024 following the decision not to renominate David L. Copeland, who had served on the Board since 1996. The Company again extends its gratitude to Mr. Copeland for his twenty-eight (28) years of dedicated service.
The Board retains the chief executive officer, and other corporate officers, and acts as an advisor to and as a resource for the management team, and monitors management’s performance. The Board, with the assistance of the Compensation Committee, also assists in planning for the succession of the chief executive officer and certain other key positions. In addition, the Board oversees the conduct of our business and strategic plans to evaluate whether the business is properly being managed, and reviews and approves our financial objectives and major corporate plans and actions. Through the Audit Committee, the Board reviews and approves significant changes in the appropriate auditing and accounting principles and practice and provides oversight of internal and external audit processes, financial reporting and internal controls.
Our Board of Directors has established an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee, which have the composition and responsibilities described below. Each committee operates under a charter that has been approved by the Board of Directors.
Majority Voting Provisions of the Company’s Bylaws
On July 17, 2019, the Board adopted amendment no. 2 (the "Amendment") to the Company's Bylaws. The Amendment amends Article I, Section 8 of the Bylaws to provide for the resignation of any director who fails to receive a majority of votes cast in favor of his or her election at an annual meeting of the stockholders, assuming that the election is uncontested (the “Majority Voting Provision”). Under the Majority Voting Provision, each nominee is required to submit an irrevocable resignation, which resignation would become effective upon (1) that person not receiving a majority of the votes cast in favor of his or her election in an uncontested election and (2) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose. The Board, acting on the recommendation of the Nominating and Corporate Governance Committee, is required to determine whether or not to accept the resignation not later than 90 days following certification of the stockholder vote, and the Board is required to accept the resignation absent a determination that a compelling reason exists for concluding that it is in the best interests of the Company for the person in question to remain as a director. If the Board of Directors determines to accept the resignation of an unsuccessful incumbent, the Nominating and Corporate Governance Committee shall promptly recommend a candidate to the Board of Directors to fill the directorship formerly held by the unsuccessful incumbent director. In a contested election, where the number of director nominees exceeds the number of available board seats, a plurality voting standard ("Plurality Voting Provision") is applied. Director nominees receiving the highest number of affirmative votes are elected, regardless of whether they achieve a majority. This approach ensures that all Board seats are filled even when no nominee attains a majority of votes.
In connection with the adoption of the Amendment, the Board also adopted revisions to the Company’s Corporate Governance Principles and Nominating and Corporate Governance Committee Charter to implement the Majority Voting and Plurality Voting Provisions, and to set forth the procedures governing the resignation of directors who do not receive a majority of the votes cast in an uncontested election.
Audit Committee
We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of Ms. Combes, and Messrs. Griffin and Radoff, each of whom served on the committee throughout 2024. Ms. Combes is presently our Audit Committee Chair and she is considered an “audit committee financial expert,” as currently defined under the SEC and NASDAQ rules.
Our Board has determined that all the Audit Committee members are independent within the meaning of the applicable SEC rules and the listing standards of NASDAQ as such requirements apply to members of audit committees and meet the financial literacy requirements of the NASDAQ.
The primary function of the Audit Committee is to assist the Board in fulfilling its oversight of (1) the integrity of our financial statements, including the financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, (2) the qualifications and independence of our independent auditors, (3) the performance of our internal audit function and independent auditors, and (4) our compliance with legal and regulatory requirements.
The Audit Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and the independent registered public accounting firm is responsible for auditing those financial statements. Management, including the outside provider of internal audit, and the independent registered public accounting firm have more time, knowledge and detailed information about the Company than Audit Committee members do. Consequently, in carrying out its oversight responsibilities, the Audit Committee will not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent registered public accounting firm’s work.
Compensation Committee
The Compensation Committee is currently comprised of Ms. Ross (since January 2024), who serves as chair, and Messrs. Griffin and Radoff, each of whom served in that capacity throughout 2024.
The primary functions of the Compensation Committee are to (1) review and approve corporate goals and objectives relevant to principal executive officer compensation, evaluate the principal executive officer’s performance in light of those goals and objectives, and together with the other independent directors (as directed by the Board), determine and approve the principal executive officer’s compensation level based on this evaluation, (2) review and recommend to the Board (as directed by the Board) non-principal executive officer compensation, incentive-compensation plans and equity-based plans, (3) to the extent such disclosure is required, review and discuss with management the Company’s “Compensation Discussion and Analysis”, and produce a committee report on executive compensation as required by the SEC to be included in our annual proxy statement or Annual Report on Form 10-K filed with the SEC and (4) review and assess whether the Company’s compensation programs encourage excessive risk taking.
In addition, the Compensation Committee may delegate power and authority to a subcommittee, provided that the subcommittee consists of at least two (2) members and the Compensation Committee does not delegate any power or authority required to be exercised by the Compensation Committee as a whole.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is currently comprised of Messrs. Griffin and Radoff, and Ms. Combes, each of whom also served in this capacity throughout 2024. Mr. Griffin is presently our Nominating and Corporate Governance Committee Chair.
The primary functions of the Nominating and Corporate Governance Committee are to (1) develop, recommend to the Board, implement and maintain our Company’s corporate governance principles and policies, (2) identify, screen and recruit, consistent with criteria approved by the Board, qualified individuals to become Board members, (3) recommend that the Board select the director nominees for the next annual meeting of stockholders, (4) assist the Board in determining the appropriate size, function, operation and composition of the Board and its committees, and (5) oversee the evaluation of the Board and management.
Director Candidates
The Nominating and Corporate Governance Committee is responsible for managing the process for the nomination of new directors and considers nominations from its stockholders made pursuant to Section 1.3 of our Fifth Amended and Restated Bylaws. The Nominating and Corporate Governance Committee may identify potential candidates for first-time nomination as a director using a variety of sources, including recommendations from current Board members, our management, stockholders or contacts in communities served by Harte Hanks, or by conducting a formal search using an outside search firm selected and engaged by the Nominating and Corporate Governance Committee.
Following the identification of a potential director nominee, the Nominating and Corporate Governance Committee commences an inquiry to obtain sufficient information on the background of such potential new director nominee. Included in this inquiry is an initial review of the candidate with respect to whether the individual would be considered independent under all applicable rules and whether the individual would meet any additional requirements imposed by law or regulation on the members of the Audit and Compensation Committee. The Nominating and Corporate Governance Committee evaluates candidates for director nominees in the context of the current composition of the Board, taking into account all factors it considers appropriate, including independence, diversity, age, skills, background and experience, financial acumen, availability of service to Harte Hanks, tenure of incumbent directors on the Board and the Board’s anticipated needs. Candidates should also have the skills and fortitude to assess and challenge the current status quo and recommend alternative solutions in the case of independent directors, the independence necessary to make an unbiased evaluation of management performance and effectively carry out oversight responsibilities an awareness of both the business and social environment in which the Company operates and a sense of urgency and spirit of cooperation that will enable them to interact with other Board members in directing the future and profitable growth of the Company. The Nominating and Corporate Governance Committee has determined that it is desirable for the Board to have variety in perspectives, professional experiences, educational background, skills, race, gender and age, and considers issues of diversity and background in determining the appropriate composition of the Board and identifying director nominees. However, the Company does not have a formal policy concerning diversity considerations, nor does the Company have any formal means of assessing the efficacy of its diversity considerations. We are committed to inclusiveness and as such, when searching for director nominees, the Nominating and Corporate Governance Committee endeavors to include highly qualified diverse candidates in the pool from which nominees are chosen.
The Nominating and Corporate Governance Committee will consider potential nominees recommended by our stockholders taking into account the same characteristics considered for all other potential nominees. Stockholders may recommend candidates by writing to the Nominating and Corporate Governance Committee at the attention of our Secretary/ General Counsel at Harte Hanks, Inc., 1 Executive Drive, Suite 303, Chelmsford, MA 01824. Our Bylaws provide additional procedures and requirements for stockholders wishing to nominate a director for election as part of the official business to be conducted at an annual stockholders meeting, as described further under “Submission of Stockholder Proposals for 2025 Annual Meeting” and in our Bylaws. Stockholders wishing to submit nomination recommendations to the Nominating and Corporate Governance Committee should review Section 1.3 of our Bylaws in their entirety as the director nomination process described herein is incomplete.
Assuming a satisfactory conclusion to the Nominating and Corporate Governance Committee’s review and evaluation process, the Nominating and Corporate Governance Committee presents the candidate’s name to the Board for nomination for election as a director and, if applicable, inclusion in our proxy statement.

Board Meetings and Attendance
The Board held eight (8) meetings and acted by unanimous written consent two (2) times during the fiscal year ended December 31, 2024. In addition, the Audit Committee held seven (7) meetings, the Compensation Committee held three (3) meetings and the Nominating and Corporate Governance Committee held two (2) meetings during the fiscal year ended December 31, 2024. Although the Company does not have a formal policy regarding director attendance at the annual meeting of stockholders, all directors are encouraged to attend. All directors who served on the Board during the fiscal year ended December 31, 2024 attended at least 99% of the Board and applicable committee meetings held.
Board Leadership Structure and Self-Evaluation
The Board believes that there is no single organizational model that would be most effective in all circumstances. Our Corporate Governance Principles currently provide the roles of Chairman of the Board and CEO may be filled by the same or different individuals, which gives the Board the flexibility to determine whether these roles should be combined or separated based on the Company’s circumstances and needs at any given time. The Nominating and Corporate Governance Committee regularly evaluates whether to combine or separate the roles of the principal executive officer and Chairman, especially in connection with changes in leadership.
Historically, the board recognized that the most effective leadership structure was to have separate individuals serve as CEO and Chairman of the Board, and determined not to change its leadership structure. Separating these positions allowed the Chief Executive Officer to focus on the full-time job of running the Company’s business, while allowing the Chairman to lead the Board in its fundamental role of providing advice to, and independent oversight of management. The Board also believed that separating the Chairman and Chief Executive Officer positions provides enhanced independent leadership and oversight for the Company, management, and the Board. As of the 2025 annual meeting date, Mr. Griffin continues to serve as the Chairman of the Board. As previously disclosed, the Board is currently conducting a search for a full time CEO and we expect that once a new CEO is hired, we will maintain the same board leadership structure; however, any final decision related to our Board leadership structure will be made at that time.
On an annual basis, the Board conducts an informal evaluation to determine whether it and its committees are functioning effectively. As part of this self-evaluation, the Board reviews whether the current leadership structure continues to provide the best representation for the Company, and for its stockholders. Our corporate governance principles provide the flexibility for our Board to modify or continue our current leadership structure in the future, as it deems appropriate, in light of the results of evaluations or ongoing business needs.
Executive Sessions
Our Corporate Governance Principles provide that the non-management members of the Board will hold regular executive sessions in connection with regular Board meetings to consider issues that they may determine from time to time without the presence of any member of management. If the Chairman of the Board is not a member of management, the Chairman will chair each such session and report any material issues to the full Board. If the Chairman is a member of management, the Lead Independent Director serves as the chairman of the executive sessions. In 2024, these sessions were presided over by Mr. Griffin as Chairman of our Board. If the non-management directors include directors who are not “independent” under applicable SEC rules, then the independent directors will hold an executive session at least once a year. The Chairman of the Board, if an independent director, chairs each such session and reports any material issues to the full Board. If the Chairman is not an independent director, the Lead Independent Director serves as the chairman of such sessions. We believe having a majority of independent, experienced directors on our Board benefits the Company and its stockholders by providing strong oversight and advice on the issues facing the Company.
Risk Oversight
Our Board is responsible for overseeing the risk management process. The Board focuses on risk management strategy and the most significant risks we face and ensures that management implements appropriate risk mitigation strategies. The Board is also apprised of particular risk management matters in connection with its general oversight and review of corporate matters.
In performing the risk management process, the Board reviews with management (1) our policies with respect to risk assessment and management of risks that may be material to us, (2) our system of disclosure controls and procedures and system of internal controls over financial reporting, and (3) our compliance with legal and regulatory requirements. The Board also discusses major legislative and regulatory developments that could materially impact our contingent liabilities and risks. Our Board committees also consider and address risk as they perform their respective committee responsibilities. For example, our Compensation Committee evaluates the risks associated with our compensation plans and policies, and our Audit Committee monitors risks relating to our financial controls and reporting. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk. The leadership structure of our Board described above under the section heading “Board Leadership Structure” ensures that management is properly overseen by independent directors.
Management is responsible for day-to-day risk management. Our finance, treasury, general counsel and internal audit functions serve as the primary monitoring and testing groups for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. The Company also has a Risk Steering Committee on which each of these individuals serves (along with the head of IT, head of Corporate Security, as well as other top management individuals). This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial and operational levels, as well as compliance and reporting.
Since 2021, in recognition of the unique and evolving risks posed by cybersecurity and data protection, the Board determined to delegate to the Audit Committee the responsibility of overseeing risks related to cybersecurity, data protection (including confidential, proprietary and personal information, reputation and goodwill in all forms) and other similar risks. The Audit Committee is also responsible for overseeing and assisting in the establishment of policies and procedures to mitigate such risks. For instance, the Company maintains a global set of security policies and standards and regularly evaluates response readiness, disaster recovery or business continuity considerations (via the Risk Steering Committee). In addition, all employees receive annual cybersecurity and phishing training. The Audit Committee Charter was amended to update the committee’s scope of responsibility to include overseeing such risks.
We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.
Stockholder Communications with the Board of Directors
Stockholders may send communications to our Board, including any individual director or the directors as a group, by mailing such communications to Harte Hanks, Inc., Attn: Corporate Secretary / General Counsel, 1 Executive Drive, Suite 303, Chelmsford, MA 01824 or by reaching out to our investor relations team (investor.relations@hartehanks.com). If by correspondence, such correspondence shall be addressed to the Board or any individual director by either name or title.
All communications received as set forth in the preceding paragraph will be opened by our Corporate Secretary or the secretary’s designee for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to our Board or any individual director, our Corporate Secretary will make sufficient copies of the contents to send to each director to which the envelope is addressed.
Director Attendance at Annual Meetings
Although we do not have a formal policy regarding director attendance at the annual meeting of stockholders, all directors are encouraged to attend. All directors serving on the Board during the fiscal year ended 2024 virtually attended the 2024 annual meeting of stockholders, and all current directors plan to virtually attend the 2025 Annual Meeting.
Code of Business Conduct and Ethics
We have established a corporate compliance program as part of our commitment to responsible business practices in all of the communities in which we operate. The Board has adopted a Business Conduct Policy that applies to all of our directors, officers and employees, which promotes fair, ethical, honest and lawful conduct in our business relationships with employees, customers, suppliers, competitors, government representatives, and all other business associates. In addition, we have adopted a Code of Ethics applicable to our Chief Executive Officer and all of our senior financial officers. The Business Conduct Policy and Code of Ethics Policy form the foundation of a compliance program that includes policies and procedures covering a variety of specific areas of professional conduct, including compliance with laws, conflicts of interest, confidentiality, public corporate disclosures, insider trading, trade practices, protection and proper use of company assets, intellectual property, financial accounting, employment practices, health, safety and environment, and political contributions and payments. The Business Conduct Policy forbids employees and directors from engaging in hedging activities with respect to our securities.
Both our Business Conduct Policy and our Code of Ethics Policy are available on our website at www.hartehanks.com, under the “Governance” subsection of our “Investor Relations” section. In accordance with NASDAQ and SEC rules, we intend to disclose on our website any future amendments to our Code of Ethics, or waivers from our Code of Ethics for our Chief Executive Officer or Chief Financial Officer.
Hedging Policy
As part of our Business Conduct Policy, we have adopted an insider trading policy that, among other things, forbids employees and directors from engaging in hedging activities or similar arrangements with respect to our securities. As of the date of this proxy statement, management of the Company is not aware of any hedging activities by Company insiders involving the Company’s securities.
Certain Relationships and Related Transactions, and Director Independence
Related Party Transactions
Our Board reviews related party transactions for potential conflict of interest issues and has adopted certain policies and procedures relating to their review, approval or ratification of any transaction in which the Company is a participant and that is required to be reported by the SEC’s rules and regulations regarding transactions with related persons. As set forth in the Nominating and Corporate Governance Committee’s charter, except for matters delegated by the Board to the Audit Committee, all proposed related transactions and conflicts of interest should be presented to the Nominating and Corporate Governance Committee for its consideration. If required by law, SEC regulations or any other applicable rule or regulations, such transactions must obtain Nominating and Corporate Governance Committee approval. In reviewing any such transactions and potential transactions, the Nominating and Corporate Governance Committee may take into account a variety of factors that it deems appropriate, which may include, for example, whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, the value and materiality of such transaction, any affiliate transaction restrictions that may be included in our debt agreements, any impact on the Board’s evaluation of a non-employee director’s independence or on such director’s eligibility to serve on one of the Board’s committees and any required public disclosures by Harte Hanks.
Director Independence
Our common stock is listed on the NASDAQ Global Market. As required under the listing standards of NASDAQ, a majority of the members of the Board must qualify as “independent” as affirmatively determined by the Board. Our Board has affirmatively determined that the following four (4) directors are independent within the meaning of the applicable NASDAQ listing standards and the Company’s corporate governance principles: Ms. Combes. Ms. Ross and Messr's. Griffin and Radoff. Mr. Copeland, who was not nominated for reelection in May, 2024, was previously determined to not be independent under the NASDAQ listing standards and the Company's corporate governance principles.
As part of the Board’s review of the independence of Board members, questionnaires are used on an annual basis (or when a new director is added) to gather input to assist the Nominating and Corporate Governance Committee and the Board in their determinations of the independence of the non-employee directors. Based on the foregoing and on such other due consideration and diligence as it deemed appropriate, the Nominating and Corporate Governance Committee presented its 2025 findings to the Board on the independence of each of its non-employee directors, in each case in accordance with the Company’s corporate governance guidelines, NASDAQ rules and applicable federal securities laws. The Board determined that, other than in their capacity as directors, none of Ms. Combes, Ms. Ross and Messr's. Griffin and Radoff had a material relationship with Harte Hanks, either directly or as a partner, stockholder or officer of an organization that has a relationship with Harte Hanks. The Board further determined that (i) each of Ms. Combes, Ms. Ross and Messr's. Griffin and Radoff are otherwise independent under rules that would be applicable to companies listed on NASDAQ, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee and (ii) each of Ms. Combes, and Messr's. Griffin and Radoff satisfied the additional audit committee independence standards under Rule 10A-3 of the SEC.
When assessing the materiality of a director’s relationship with us, if any, the Board considers all known relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation, the frequency or regularity of the services, whether the services are being carried out at arm’s length in the ordinary course of business and whether the services are being provided substantially on the same terms to us as those prevailing at the time from unrelated parties for comparable transactions. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships.

Indemnification of Officers and Directors
Our Certificate of Incorporation and Bylaws require us to indemnify our officers and directors to the fullest extent permitted by the Delaware General Corporation Law. These documents also contain provisions that provide for the indemnification of our directors for third party actions and actions by or in the right of Harte Hanks that mirror Section 145 of the Delaware General Corporation Law.
In December 2019, the Company entered into an indemnification agreement with each of our directors and executive officers (the “Indemnification Agreements”) which continues to remain in effect. The Board determined that it is in the best interests of the Company and its stockholders to enter into Indemnification Agreements in order to attract and retain highly competent individuals to serve, or continue to serve, as directors and executive officers. The Indemnification Agreements, among other things, subject to certain exceptions, require the Company to indemnify, and advance expenses to, each director and executive officer to the fullest extent permitted by the laws of the State of Delaware, including indemnification of expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of the Company, arising out of such person’s services as a director or executive officer.
Our Certificate of Incorporation also states that the Company has the power to purchase and maintain insurance, at its expense, to protect itself and any such director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against such expense, liability or loss, whether or not we would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. We also have and intend to maintain director and officer liability insurance, if available on reasonable terms.
Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, officers or persons controlling us under the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
The following table sets forth the number of shares of our common stock beneficially owned by (1) our “named executive officers” included in the Summary Compensation Table below, (2) each current Harte Hanks director, (3) each person known by Harte Hanks to beneficially own more than 5% of the outstanding shares of our common stock, and (4) all current Harte Hanks directors and executive officers as a group. Except as otherwise noted below, (a) the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, and (b) ownership is as of March 25, 2025, when 7,364,430 shares of our common stock were outstanding.

Name and Address of Beneficial Owner(1)(2)	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Named Executive Officers
Kirk Davis (Former CEO)	Common Stock	29,474	*
David Fisher	Common Stock	—	*
David Garrison	Common Stock	13,129	*
Robert Wyman	Common Stock	26,070	*

Directors
John H. Griffin, Jr.	Common Stock	197,773	2.69%
Genni Combes	Common Stock	26,283	*
Bradley Radoff(3)	Common Stock	411,399	5.59%
Elizabeth Ross	Common Stock	—	*

All current directors and executive officers as a group (7 persons)(4)		674,654	9.16%
5% Holders
William Blair & Company, L.L.C.(5)	Common Stock	660,845	8.97%
Houston H. Harte (Estate of)(6)	Common Stock	660,816	8.97%
Westerly Holdings LLC(7)	Common Stock	620,590	8.43%
*less than 1%.
(1)The address of (a) William Blair & Company LLC is 150 North Riverside Plaza, Chicago, IL 60606, (b) Houston H. Harte is P.O. Box 17424, San Antonio, TX 78217, (c) Westerly Holdings LLC, 201 Mission Street, Suite 580 San Francisco, CA 94105, and (d) each other beneficial owner is c/o Harte Hanks, Inc., 1 Executive Drive, Suite 303, Chelmsford, MA 01824.
(2)Does not include shares that may be acquired upon the future exercise of options that will not vest within 60 days of March 25, 2025.
(3)Mr. Radoff directly owns 391,399 shares of the Company's common stock and indirectly owns (through his IRA) 20,000 shares of the Company's common stock. Information relating to this stockholder is based on the amendment to the stockholder’s Schedule 13D, filed with the SEC on December 6, 2024, and stock transactions that Mr. Radoff informed the Company of since that time.
(4)This group includes our current directors and executive officers as of March 25, 2025 and excluded our former CEO Kirk Davis, whose last day of employment with the Company was February 14, 2025.
(5)Represents 660,845 shares of the Company's common stock held by William Blair & Company, L.L.C., in its capacity as investment adviser, to clients who have granted discretionary authority to dispose of or direct the disposition of the shares to William Blair & Company, L.L.C. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. Information relating to this stockholder is based on Amendment No. 4 to the stockholder’s Schedule 13G, filed with the SEC on February 12, 2024.
(6)Represents 660,816 shares of the Company's common stock held in the Harte Management Trust, over which Houston H. Harte, Carolyn Harte and Sarah Harte share voting and dispositive power. Information relating to this stockholder group is based on Amendment No. 3 to such group’s Schedule 13D, filed with the SEC on March 29, 2019.
(7)Represents 620,590 shares of the Company's common stock held by Westerly Capital Management, LLC ("Westerly Capital"), Westerly Holdings LLC ("Holdings"), and Christopher J. Galvin. Such shares are held for the accounts of Westerly Partners, L.P., a Delaware limited partnership, and Westerly Partners QP, L.P., a Delaware limited partnership. Westerly Capital serves as investment manager and Holdings serves as the general partner to Westerly Partners, L.P. and Westerly Partners QP, L.P. Mr. Galvin is a managing member of Westerly Capital and of Holdings. For the purposes of the reporting requirements of the Exchange Act, Westerly Capital, Holdings and Mr. Galvin have shared voting power and shared dispositive power over 697,100 shares of the Company's common stock. Information relating to this stockholder group is based on Amendment No. 7 to such group's Schedule 13G, filed with the SEC on March 22, 2024.

EXECUTIVE COMPENSATION
Our Compensation Committee reviews our executive officers overall compensation packages on an annual basis or more frequently as it deems warranted. We provide our executives with an annual base salary as a fixed, stable form of compensation and an annual cash bonus opportunity to create additional performance incentives. We also from time to time grant our executives equity-based awards to provide an additional incentive to grow our business and further link their interests with those of our stockholders. We have also historically allowed our executive officers to elect to receive up to 30% of annual incentive plan (“AIP”) payments in the form of restricted stock vesting on the first anniversary of the grant, with executive officers receiving 125% of the value of the forgone cash bonus in shares of restricted stock.
As a “smaller reporting company” (as such term is defined under applicable securities laws), we are required to disclose the compensation for our principal executive officer and the next two most highly compensated executive officer serving as of the last day of the applicable fiscal year. In certain cases, disclosure may also be required for individuals who served as executive officers for a portion of the fiscal year but were not serving as executive officers at the end of the year. As a smaller reporting company, we are not required to include a compensation discussion and analysis in this proxy statement.
For the fiscal year ended December 31, 2024, the named executive officers were:
•Kirk Davis, former Chief Executive Officer;
•David Garrison, Chief Financial Officer; and
•Robert Wyman, General Counsel;
Mr. Davis separated from the Company and stepped down as Chief Executive Officer effective February 14, 2025, and Mr. David Fisher was appointed as Interim Chief Operating Officer effective as of January 27, 2025, in connection with Mr. Davis's departure.
The table below presents the compensation paid to our named executive officers in respect of fiscal years 2024 and 2023:
Summary Compensation Table - Fiscal Years 2024 and 2023

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)(3)	Stock Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Kirk Davis,	2024	$450,000	$243,750	$—	$13,200	$706,950
former Chief Executive Officer	2023	233,654	293,750	908,964	3,462	1,439,830
David Garrison,	2024	396,542	—	335,646	12,115	744,303
Chief Financial Officer	2023	150,400	—	—	—	150,400
Robert Wyman,	2024	287,115	—	190,888	—	478,003
General Counsel	2023	275,000	40,000	—	—	315,000
(1)For Mr. Garrison, the salary amounts reflect the fees paid by the Company to BTG pursuant to the terms of the Consulting Agreement for the period ending January 29, 2024. In 2024, Salary included the fees paid to BTG for $57,600.
(2)Bonus amounts shown for 2024 and 2023 represent amounts earned in respect of 2024 and 2023 annual incentives, respectively, which were paid in the year following the year in which such amount was earned.
(3)Mr. Davis's Bonus amount for 2023 includes the 2023 annual incentive bonus of $243,750 awarded to Mr. Davis for the achievement of certain operational performance measures determined by the Board plus a $50,000 sign-on bonus at the time of his commencement of employment with Harte Hanks.
(4)The amounts in this column reflect the full grant date fair value of the awards calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see note G of our audited financial statements for the fiscal year ended December 31, 2024 included in our Form 10-K for the same period. For performance-based stock units, the fair value assumed such awards would vest based on the probable outcome of the performance conditions as of the grant date.
(5)For 2024, amounts shown in “All Other Compensation” represents 401(k) matching contributions made by the Company.
Stock Ownership Guidelines & Hedging Policies
The Committee believes that stock ownership requirements encourage officers to maintain a significant financial stake in our company, thus reinforcing the alignment of their interests with those of our stockholders. Consistent with this philosophy, we have stock ownership guidelines that encourage all officers to acquire and hold significant levels of our common stock. Under these guidelines (revised in February 2018), a corporate officer must reach the minimum required level of common stock ownership no later than five (5) years from commencement of employment (and sooner in some cases). Officers promoted to a level with a higher minimum equity ownership level have three years to reach the higher level of ownership. The target ownership level (relative to base annual salary) is 500% for the CEO, 200% for executive vice presidents and senior vice presidents, and 100% for vice presidents.
The recent stock ownership of our executive officers is reflected in the section above entitled “Security Ownership of Management and Principal Stockholders.” For purposes of measuring compliance with these stock ownership guidelines, all common stock (including restricted stock units) owned by an executive officer is included. Compliance with the target ownership level is measured by the greater of (i) the aggregate of the consideration paid for qualifying shares (but for unvested awards, the grant date value), or (ii) the result of multiplying the number of qualifying shares by the average closing price of the Company’s common stock over the trailing 12 months. Neither options nor performance awards are included in the compliance calculation.
If an officer has not previously met the minimum equity ownership level, the officer must retain half of the “net shares” related to any option exercise or vesting of restricted stock or performance awards. “Net shares” means the number of shares remaining after the sale of shares to cover the exercise price of options and the sale of shares sufficient to pay taxes related to the exercise of options or vesting of restricted stock or performance awards. If an executive officer has previously met the applicable target ownership level, then so long as such officer maintains the number of shares needed for compliance at that time, the officer will be deemed to be in compliance notwithstanding any stock price fluctuations. The ownership guidelines, and compliance by officers with the guidelines, are reviewed annually by the Compensation Committee. Any remedial action for failure to comply with the stock ownership guidelines is to be determined by the Committee on a case-by-case basis.
As part of our Business Conduct Policy, we have adopted an insider trading policy that, among other things, forbids officers from engaging in hedging activities with respect to our securities.
Clawback Policy
On October 22, 2023, the Compensation Committee adopted a Clawback Policy intended to comply with the listing requirements of the NASDAQ. The Clawback Policy requires the Company to clawback erroneously awarded incentive compensation “received” (i.e., earned) by the covered officers during the three (3) fiscal years that precede the date on which the Company determines it is required to prepare a “Big R” or “little r” accounting restatement. The Clawback Policy applies to those current and former officers who are subject to Section 16(a) of the Exchange Act, and applies to incentive-based compensation (i.e., compensation that is earned in whole or in part based on the attainment of financial performance measures). A copy of the Clawback Policy is included as an exhibit in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Outstanding Equity Awards at Year End
The following table sets forth information regarding outstanding equity awards held at the end of 2024 by our named executive officers. These equity awards were issued pursuant to our 2023 Plan, 2020 Plan as well as our 2013 Plan.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1) (2)
Kirk Davis	80,000	160,000	$5.59	8/14/2033	—	$—		—	$—
David Garrison	—	64,600	$7.74	1/29/2034	—	$—	0	—	$—
Robert Wyman	—	—	$—	—	14,500(4)	$74,675		24,500(3)	$126,175
(1)Based upon the closing market price of our common stock as of December 31, 2024 ($5.15), as reported on the NASDAQ.
(2)In 2022, our Compensation Committee awarded our executives performance-based stock units which are payable, if earned, in shares of common stock or cash. The payout levels range from 0% to a maximum of 100% of the performance units granted.
(3)12,000 of these performance stock units generally vest if, following a period of at least one full year from May 26, 2022, certain share price targets ($11.00 for 90 consecutive days for 3,600 shares, $13.00 for 90 consecutive days for 3,600 shares, and $15.00 for 90 consecutive days for 4,800 shares) are met. 12,500 of these performance stock units generally vest if, following a period of 90 days from March 4, 2024, certain share price targets ($11.00 for 3,750 shares, $13.00 for 3,750 shares, and $15.00 for 5,000 shares) are met. These performance stock units remain available if the Company's stock price reaches the price thresholds noted above.
(4)2,000 of these restricted stock units are scheduled to vest on May 26, 2025; 4,666 of these restricted stock units vested on March 4, 2025, and 4,666 will vest on March 4, 2026 and 2027, respectively.

Equity Compensation Plan Information at Year-End 2024
The following table provides information as of December 31, 2024 regarding total shares subject to outstanding stock options and rights and total additional shares available for issuance under Harte Hanks, Inc. 2020 Equity Incentive Plan (as amended, the “2020 Plan”) and 2023 Inducement Equity Incentive Plan ("2023 Plan"):

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column 1)(3)
Equity compensation plans approved by security holders	598,119	$6.67	1,277,563
(1)Consisting of outstanding options, restricted stock units and stock-denominated performance units. If actual performance under the performance-based restricted stock units falls below the prescribed level for these awards, fewer shares would be issued.
(2)The weighted-average exercise price does not take into account any shares issuable upon vesting of outstanding restricted stock or performance restricted stock units, which have no exercise price.
(3)Represents shares available under our 2013, 2020 and 2023 Plan; all shares remaining available for issuance under the 2013 Plan were rolled into 2020 Plan when the 2020 Plan was approved by stockholders. Shares available for issuance under our 2020 and 2023 Plan may be issued pursuant to stock options, restricted stock, performance restricted stock units, common stock and other awards that may be established pursuant to the 2020 Plan. If actual performance under the performance-based restricted stock units falls below the prescribed level for these awards, fewer shares would be issued.
Executive Employment and Severance Agreements
During 2024, we had the following types of severance arrangements with our named executive officers, each addressing or intended to address different employment and/or termination circumstances:
•our executive severance policy (the “Executive Severance Policy”);
•our “change in control” severance agreement (the “CIC Agreements”);
•an employment agreement with Mr. Davis, which was entered into in connection with his appointment as CEO (the "Davis Agreement"); and
• an employment agreement with Mr. Garrison, which was entered into in connection with his appointment as CFO (the "Garrison Agreement".
Executive Severance Policy
In January 2015, we adopted an Executive Severance Policy applicable to corporate officers and certain other executive employees designated by the Compensation Committee. During 2024, only Mr. Wyman was covered by the Executive Severance Policy. The Executive Severance Policy provides a participating executive whose employment is terminated without “cause,” (i) severance payments equal to such executive’s then-current base salary for the one-year severance period and (ii) subject to certain conditions, up to a year of contributions toward health care coverage. In exchange, executives are required to deliver a full release to the Company and adhere to non-competition and non-solicitation covenants. The Executive Severance Policy does not contain any provision regarding the acceleration of vesting for equity awards in the event of an executive’s termination. The Executive Severance Policy can be amended upon six months’ notice by the Compensation Committee, and it terminates immediately prior to a change of control of the Company.
CIC Agreements
The CIC Agreements are designed to allow us to attract and retain key talent by providing defined compensation in the event of a change in control. The payout levels and other terms of the CIC Agreements are based on the Compensation Committee’s review of publicly available market data regarding severance agreements and prior iterations of these agreements. During 2024, only Mr. Wyman was party to a CIC Agreement with the Company. The CIC Agreement provides that if, after a change in control, an executive (i) is terminated other than for “cause” (as defined in the agreement), death or disability or (ii) elects to terminate the executive’s employment for “good reason,” then such executive is entitled to severance compensation (12 months for Mr. Wyman) and a cash payment sufficient to cover health insurance premiums for a defined period of time (24 months for Mr. Wyman). The amount of severance compensation is the sum of (A) the executive’s annual base salary in effect immediately prior to the change in control or termination date, whichever is larger, plus (B) the executive’s target-level bonus or incentive compensation as approved in the then existing management incentive plan.
Mr. Davis’ former Chief Executive Officer, Employment Agreement
As noted above, Mr. Davis resigned from his position with the Company, effective February 14, 2025. Prior to his resignation, he had entered into an employment agreement with the Company (the “Davis Agreement”), which became effective on June 19, 2023. Under the Davis Agreement, Mr. Davis received an annual base salary of $450,000 and was eligible for a target annual bonus equal to 100% of his base salary, with a maximum bonus opportunity of up to 125%. He also received a $50,000 cash sign-on bonus, which would have been subject to repayment if he resigned without “good reason” or was terminated for “cause” before June 19, 2024. Additionally, Mr. Davis was granted 240,000 stock options to purchase shares of the Company’s common stock upon his hiring. In the event of separation, the agreement provided for severance benefits, including: (i) continued base salary payments for 18 months and (ii) reimbursement of the employer portion of COBRA premiums for 12 months, contingent upon his execution of an effective release of claims against the Company and certain affiliates. Because Mr. Davis voluntarily resigned on February 14, 2025, his sign-on bonus was deemed fully earned. However, as a result of his voluntary resignation, all his unvested stock options were cancelled for no consideration, with any stock options that were vested remaining eligible to be exercised within 90 days following the date of his resignation. Because Mr. Davis voluntarily resigned, he was not entitled to any severance or other separation benefits under his employment agreement.
Mr. Garrison's Employment Agreement
In connection with his appointment as Chief Financial Officer, the Company and Mr. Garrison entered into an employment agreement (the “Garrison Agreement”), effective as of January 29, 2024. Pursuant to the Garrison Agreement, Mr. Garrison will receive an annual base salary of $375,000 and a target annual bonus opportunity equal to 75% of his base salary. Mr. Garrison received an initial equity grant consisting of approximately 64,600 stock options to purchase shares of the Company’s common stock, which will vest in three equal installments on each of the first three anniversaries of January 29, 2024, subject to Mr. Garrison’s continued employment with the Company. In the event that Mr. Garrison’s employment is terminated by the Company without “cause” or if Mr. Garrison resigns for “good reason,” the Company will provide Mr. Garrison with the following severance payments and benefits: (i) 12 months’ of continued base salary payments, payable over 12 months, and (ii) reimbursement for the employer portion of continuation coverage premiums under COBRA for 12 months following his separation date. Mr. Garrison’s receipt of the foregoing payments and benefits would be subject to his execution of an effective release of claims against the Company and certain of its affiliates. Subject to any limitations under applicable law, Mr. Garrison will be required to continue to comply with confidentiality, non-solicitation and non-competition obligations in order to continue to receive these severance benefits.
Annual Incentive Plan
We provide an annual incentive opportunity (an “AIP”) for named executive officers to achieve certain milestones within the Company and, where appropriate, to advance business line performance on a year-over-year basis. This annual short-term cash incentive opportunity provides an incentive for our executives to manage our businesses to achieve targeted financial results. No incentives were paid to our named executive officers under the 2024 AIP.
Equity Incentive Plan
From time to time, the Company grants equity incentive awards to our named executive officers and other selected employees. Prior to adoption of the 2020 Plan, such awards were granted under the 2013 Plan. The 2020 Plan was approved by stockholders at the 2020 annual meeting of stockholders, and therefore no new awards will be granted under the 2013 Plan (although outstanding awards under the 2013 Plan will continue to be governed by the terms of the 2013 Plan). The 2020 Plan is administered by our Board of Directors, or a committee thereof. Currently the plan is administered by the Compensation Committee. The administrator has authority to interpret the plan provisions and make all required determinations under the 2020 Plan (including making appropriate adjustments to reflect stock splits and similar events). Employees, directors and consultants of the Company and its subsidiaries are eligible for award grants under the 2020 Plan. Awards of stock options, stock appreciation rights, restricted stock, restricted stock units and other awards may be granted under the plan.
In August 2023, we established the 2023 Plan, pursuant to which the Company issued 240,000 shares of stock option awards. During 2024, the Board approved to amend the 2023 Plan to increase option share availability, and issued an additional 148,200 incentive stock options., 64,600 which were granted to Mr. Garrison, and 32,300 of which were granted to Mr. Fisher.

PAY VERSUS PERFORMANCE
Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”) to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (the “Non-PEO NEOs”), and certain aspects of the financial performance of the Company. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see our Compensation Discussion & Analysis.

Year	Summary Compensation table total for PEO(1)(2)	Compensation actually paid to PEO(1)(4)	Average Summary Compensation Table total for Non-PEO Named Executive Officers(2)(3)	Average compensation actually paid to Non-PEO Named Executive Officers(4)	Value of initial fixed $100 investment based on Total stockholder return(5)	Net income (loss) (thousands)(6)
2024	$706,950	$420,093	$611,153	$512,651	$67.76	$(30,298)
2023	$2,382,143	$1,259,121	$421,580	$108,158	$89.34	$(1,570)
2022	$1,467,890	$2,628,928	$662,318	$966,754	$156.45	$36,777
(1)During 2023, Mr. Brian Linscott served as PEO until June 16, 2023. Kirk Davis succeeded Brian Linscott as PEO on June 19, 2023. During 2022, Mr. Linscott was our only PEO. During 2024, Mr. Davis was our only PEO.
(2)Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our PEOs, Messrs. Davis and Linscott, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEOs reported for that applicable year. .
(3)Our Non-PEO NEOs for 2024 are David Garrison and Robert Wyman. Our Non-PEO NEOs for 2023 are Laurilee Kearnes, Robert Wyman and David Garrison. Our Non-PEO NEOs for 2022 are Laurilee Kearnes and Robert Wyman.
(4)Amounts reported in these columns represent “compensation actually paid” as calculated in accordance with Item 402(v) of Regulation S-K. A reconciliation of the adjustments for our PEOs, Messrs. Davis and Linscott, and for the average of the Non-PEO NEOs is set forth in the Reconciliation of SCT to CAP Table below, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP Amounts from SCT amounts.
(5)Total Stockholder Return (TSR) is cumulative for the measurement periods beginning on December 31, 2021 and ending on December 31, of each of 2024, 2023, and 2022, respectively, calculated in accordance with Item 201(e)(1)(ii) of Regulation S-K.
(6)Amounts reported in this column represent “Net Income (loss)” for each applicable year as set forth in our Consolidated Statements of Comprehensive Income included in our Annual Report on Form 10-K for each of the applicable years.

	2024		2023		2022
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Total Compensation from SCT	$706,950	$611,153	$2,382,143	$421,580	$1,467,890	$662,318
Adjustment for stock awards
(Minus) SCT amounts for stock awards	—	(263,267)	(908,964)	—	(592,890)	(191,734)
Addition: Fair value at year end of awards granted during the covered fiscal year that are outstanding and unvested at year end	—	169,011	1,077,056		853,110	274,256
Addition: Year over Year change in Fair Value as of the Last day of the covered year of outstanding and unvested equity awards granted in prior years	(191,238)	(9,446)	(49,000)	(90,900)	348,086	103,958
Addition: Vesting date fair value of equity awards granted and vested in the covered year	—	—	—	—	138,151	—
Addition: Change in Fair value as of the vesting date of equity awards granted in prior years that vested during the covered year (measured from the end of the prior fiscal year).	(95,619)	5,200	(288,354)	(144,002)	414,581	117,956
(Minus): Fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the covered year	—	—	(953,760)	(78,520)	—	—
Compensation actually paid	$420,093	$512,651	$1,259,121	$108,158	$2,628,928	$966,754

Relationship Between “Compensation Actually Paid” and Certain Performance Measures shown in the Table
Relationship between CAP and TSR
The graphs below illustrate the relationship between CAP for the PEO and Non-PEO NEOs and our TSR.

COMPENSATION PAID V. TSR
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
COMPENSATION
500
450
400
350
300
250
200
150
100
50
0
TOTAL SHAREHOLDER RETURN
2022
2023
2024
PEO Compensation actualy paid
Average Non-PEO NEOs Compensation actually paid
TSR

Relationship between CAP and Net Income
The graph below reflects the relationship between the PEO and Average Non-PEO NEOs CAP and our Net Income (loss).

COMPENSATION PAID V. NET INCOME (LOSS)
COMPENSATION
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
NET INCOME (LOSS)
40,000
30,000
20,000
10,000
0
-10,000
-20,000
-30,000
-40,000
2022
2023
2024
PEO Compensation actually paid
Average Non-PEO NEOs Compensation actually paid
Net Income

DIRECTOR COMPENSATION
Under our director compensation program in 2024, we provided compensation to our directors who are not employed by us or any of our subsidiaries (referred to herein as “non-employee directors”) as follows:

Annual Retainer for General Director	$60,000
Annual Retainer for Chairman of the Board	$90,000
Annual Equity Awards	12,048 Shares which equals to $90,000
Annual Committee Chair Fee	$7,500 to $20,000
Annual Project Elevate Fee for Chairman of the Board	$60,000
Each independent director was able to elect, annually or in connection with such director’s appointment to the Board, to receive all or a portion of such director’s cash compensation otherwise payable for such director’s services in shares of the Company’s common stock. These shares of common stock are granted as soon as administratively practicable following the end of each of the Company’s fiscal quarters. The number of shares delivered is based on the market value of one share of the Company’s common stock on the NASDAQ as of the last day of the immediately preceding quarter, in accordance with the 2020 Plan.
In 2019, the annual cash retainer was increased to $60,000 and the annual equity retainer was increased to $90,000, to compensate the directors for their increased time and efforts. In December of 2019, the Board determined to maintain the annual retainers at 2019 levels. During 2020, the Board decided to reduce the annual equity retainer to 18,000 shares of the Company's common stock. In addition, in July of 2020 the Board determined to eliminate the separate committee retainer fees (other than a stipend for the Chair of each Committee) and ceased paying such fees on July 22, 2020. Non-employee directors only received their annual retainer fee after that date. This practice continued in 2023 and 2024.
2024 Director Compensation for Non-Employee Directors
The following table sets forth the total compensation paid to our non-employee directors for their service on our board of directors during fiscal 2024:

Name	Fees Earned or Paid in Cash($)(1)	Option Awards ($)	Stock Awards ($)(2)	Total ($)
John H. Griffin Jr.	$157,500	$—	$90,000	$247,500
Bradley Radoff	68,750	—	90,000	158,750
Genni Combes	80,000	—	90,000	170,000
Elizabeth Ross	66,250	—	90,000	156,250
(1)This Column includes annual Board fees, and the committee retainers directors received in cash.
(2)Each of the non-employee directors was granted restricted stock units in 2024 with a grant date fair value of $90,000 (rounded down to the nearest whole share), computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see note G of our audited financial statements for the fiscal year ended December 31, 2024 included in our Form 10-K for the same period. Restricted stock units granted in 2024 provide for vesting on the first anniversary of the date of grant.
Director Stock Ownership Guidelines
Under our Corporate Governance Principles and Stock Ownership Guidelines, non-employee directors are encouraged to hold five times the annual cash retainer amount in company stock (an increase from three times the annual cash retainer amount). Employee directors are also subject to the Stock Ownership Guidelines, but such guidelines relate to their management level, rather than directorship status. Currently, each of our directors is in compliance with/is endeavoring to work toward compliance with this policy.

PROPOSAL I
Election of Directors
We currently have four (4) non-executive directors serving on our Board, and we are nominating all four (4) of our sitting directors for reelection. The directors elected at the Annual Meeting will be elected to serve a term ending at our 2026 annual meeting of stockholders (and, in each case foregoing, until their successors are duly elected and qualified, or their earlier death, resignation or removal).
Directors will be elected with the affirmative vote of a majority of the votes cast in favor of his or her election at the Annual Meeting virtually or by proxy (i.e., the number of votes “for” such director’s election constitutes more than the number of votes “withheld” with respect to such director’s election). Pursuant to our Bylaws, each nominee has submitted an irrevocable resignation as a director, which resignation will become effective upon (1) that person not receiving a majority of the votes cast in favor of his or her election in an uncontested election and (2) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose.
The nominees for directors are (1) Genni Combes, (2) Elizabeth Ross, (3) John H. Griffin, Jr. and (4) Bradley Radoff, each of whom is currently serving as a director. Each nominee has indicated his or her willingness to serve as a director if elected. If, however, a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend, or the Board may reduce the number of directors to eliminate the vacancy, and if any director is unable to serve his full term, the Board may reduce the size of the Board or designate a substitute to fill the vacancy.
Information with respect to the nominees is set forth in the section of this proxy statement entitled “Directors and Executive Officers.” Our Board believes each of the nominees possess the necessary experience, qualifications, attributes and skills to provide significant value to Harte Hanks.
The accompanying proxy card will not be voted for anyone other than the Board’s nominees or designated substitutes. The persons named in the accompanying proxy card will vote to elect the Board’s nominees unless, by marking the appropriate space on the proxy card, the stockholder instructs that he, she or it withholds authority from the proxy holder to vote.
Board Recommendation on Proposal
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED PROXY CARD.
The management proxy holders will vote all duly submitted proxies FOR election of all of our director nominees named on the enclosed proxy card unless duly instructed otherwise.

PROPOSAL II
ADVISORY APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS (SAY ON PAY)
Say-on-Pay
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are providing our stockholders with an advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and related tables and disclosure (commonly referred to as “say-on-pay”). At our 2023 Annual Meeting, the shareholders approved, on an advisory basis, a frequency of every one (1) year for casting advisory votes to approve named executive officer compensation. The next say-on-frequency vote is expected to occur at our 2029 annual meeting of stockholders.
Our Board recognizes the interest our investors have in the compensation of our executives, and how our company manages compensation in light of business needs and market expectations. Specifically, we are seeking a vote on the following resolution:
RESOLVED, that the stockholders of Harte Hanks, Inc. approve, on an advisory basis, the compensation paid to its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K.
We have adopted a policy of holding say-on-pay votes on an annual basis. We have adopted an executive compensation philosophy designed to provide strong alignment between executive pay and performance, and to focus executives on making decisions that enhance our stockholder value in both the short and long term. Executives are compensated in a manner consistent with our strategy, competitive practices, stockholder interest alignment, and the Compensation Committee’s view of evolving compensation governance standards. Stockholders are encouraged to read the compensation tables and the related narrative disclosure in this proxy statement. The Compensation Committee monitors our compensation policies and decisions to ensure that they are focused on pay-for-performance principles and are strongly aligned with the long-term interests of our stockholders. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead the Company successfully in a challenging and competitive environment. The Compensation Committee has designed our executive compensation and benefit programs to attract, motivate and retain a talented management team and to appropriately reward individual contributions to the achievement of our strategic goals. We believe that stockholders are generally supportive of our executive compensation programs, as evidenced by the fact that our executive compensation program was approved by 99.95% of the votes cast at last year’s say on pay vote.
The Board, like the Company’s executive officers, is cognizant of the prior declines faced by the Company. Nevertheless, the Company operates in an environment where there is competition for talent, and when executive officers take on additional responsibilities as they navigate a turnaround, providing meaningful compensation that serves to reward their efforts, if successful, is essential. The Compensation Committee believes the compensation for our executive officers is competitive and that our compensation practices have enabled Harte Hanks to attract and retain the executive talent needed for the turnaround the Company is engaged in. The Compensation Committee also finds the named executive officers’ total compensation to be fair and reasonable for our circumstances, and consistent with the Company’s executive compensation philosophy.
Board Recommendation on Proposal
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL (ON A NON-BINDING ADVISORY BASIS) OF OUR NAMED EXECUTIVE OFFICER COMPENSATION DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE RESOLUTION ABOVE.
The management proxy holders will vote all duly submitted proxies FOR the approval (on a non-binding advisory basis) of our named executive officer compensation disclosed in this proxy statement pursuant to the resolution above unless duly instructed otherwise.

PROPOSAL III
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Description of Proposal
In accordance with its charter, the Audit Committee has selected Wolf & Company P.C. (“Wolf”) as the Company’s independent registered public accounting firm to audit our consolidated financial statements for fiscal 2025 and to render other services required of them. The Board is submitting the selection of Wolf for ratification at the Annual Meeting. Representatives of Wolf are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Representatives of the Company’s former independent registered public accounting firm, Baker Tilly US, LLP, are not expected to be present at the Annual Meeting, will have an opportunity to make a statement at the meeting if they so desire, and will not be expected to be available to respond to appropriate questions.
On August 23, 2024, the Company filed a Current Report on Form 8-K with the SEC reporting that, after conducting a competitive process, on August 20, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company approved the appointment of Wolf as the new independent registered public accounting firm for the Company, subject to Wolf’s completion of its customary client acceptance procedures. On August 20, 2024, the Audit Committee dismissed Baker Tilly US LLP as the Company’s independent registered public accounting firm, effective as of that date.
During the fiscal year ended December 31, 2023 (“fiscal 2023”), and for the subsequent interim period through August 20, 2024, no individual within, or on behalf of the Company, consulted Wolf regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K of the SEC through that date.
Baker Tilly US, LLP’s report on the Company’s consolidated financial statements for the period ended December 31, 2022 and 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2022 and 2023, and in the subsequent interim period through August 20, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Baker Tilly US, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Baker Tilly US, LLP, would have caused Baker Tilly US, LLP to make reference to the subject matter of the disagreement in connection with Baker Tilly US, LLP’s report. During the fiscal year ended December 31, 2023 and in the subsequent interim period through August 20, 2024, there were no “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K).
Selection of Independent Registered Public Accounting Firm
The submission of this matter for ratification by stockholders is not legally required. However, the Board and its Audit Committee believe that such submission provides an opportunity for stockholders to give direct feedback to the Board and its Audit Committee on an important issue of corporate governance. If the stockholders do not ratify the selection of Wolf, the Audit Committee will reconsider the selection of such firm as our independent registered public accounting firm, although the results of the vote are not binding on the Audit Committee.
The Audit Committee has the sole authority and responsibility to retain, evaluate, and, where appropriate, replace our independent registered public accounting firm. Ratification by the stockholders of the selection of Wolf does not limit the authority of the Audit Committee to direct the appointment of a new independent registered public accounting firm at any time during the year or thereafter, and the failure to gain such ratification does not limit the Audit Committee’s authority to retain Wolf.
Board Recommendation on Proposal
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF WOLF AS HARTE HANKS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025.
The management proxy holders will vote all duly submitted proxies FOR the ratification of the selection of Wolf as Harte Hanks’ independent registered public accounting firm for the fiscal year ended December 31, 2025 unless duly instructed otherwise.

Audit Committee Report
In connection with the Company’s consolidated financial statements for the year ended December 31, 2024, the Audit Committee:
•reviewed and discussed the audited financial statements with management;
•discussed with the independent registered public accounting firm auditing the Company’s financial statements, Wolf, the matters required to be discussed by Auditing Standard No. 1301 Communications with Audit Committee; and
•received the written disclosures and the letter from Wolf as required by the Public Company Accounting Oversight Board regarding Wolf’s communications with the Audit Committee concerning independence and has discussed with Wolf its independence.
Based on the review and discussions with the Company’s management and the independent registered public accounting firm, as set forth above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.
The foregoing report is respectfully submitted by the members of the Audit Committee at the time the Company’s consolidated financial statements for the year ended December 31, 2024 were approved.

Genni Combes, Chair	John H. Griffin, Jr.
Elizabeth Ross	Bradley Radoff
The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under those Acts.

Independent Auditor Fees and Services
Wolf has served as our independent accountant since September 2024 and continues to serve as our independent accountant through the date of the annual meeting, and ongoing.
Baker Tilly US, LLP (“BT”) served as our independent accountant in January through August of fiscal 2024 and the full year of fiscal 2023. Wolf continues to serve as our independent accountant through the date of the annual meeting, and ongoing.
The following table sets forth the aggregate amount of various professional fees billed by our independent accountants:
Baker Tilly US, LLP

	Years Ended December 31,
	2024	2023
Audit fees	$250,466	$615,000
Audit related fees	94,500	—
Tax Fees (relating to state, federal and international tax matters)	—	—
All Other Fees	—	—
Total audit and audit-related fees	$344,966	$615,000
Wolf & Company P.C.

	Years Ended December 31,
	2024	2023
Audit fees	$617,000	$—
Audit related fees	—	—
Tax Fees (relating to state, federal and international tax matters)	—	—
All Other Fees	—	—
Total audit and audit-related fees	$617,000	$—
Audit Fees. Audit fees consist of aggregate fees for the annual financial statement audit, quarterly financial statement reviews and services in connection with filings with the SEC. All audit fees are approved by the Board.
Audit-Related Fees. Audit-related fees consist of aggregate fees for assurance and related services other than those included under “Audit Fees” above. Includes charges for statutory audits of certain of the Company’s foreign subsidiaries required by countries in which they are domiciled in 2024 and 2023.
Tax Fees. Tax fees include fees for professional services for tax compliance, tax advice and tax planning, primarily, fees related to tax preparation services. All tax fees are approved by the Audit Committee.
All Other Fees. Other fees include fees for products and services other than the services reported above. All other fees are approved by the Audit Committee.
Pre-Approval Policies and Procedures
Our Audit Committee has established procedures for pre-approval of audit and non-audit services as set forth in the Audit Committee Charter. The Audit Committee considers whether the audit fees disclosed above are compatible with maintaining Wolf’s independence and has so determined that the service provided by Wolf is compatible with maintaining Wolf’s independence. The Audit Committee pre-approved all audit services provided to us by each of BT and Wolf in 2024 and those proposed to be provided by Wolf in 2025.

OTHER BUSINESS
The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth above, and no matter has been presented to the Company within the proper time period afforded by the Bylaws. If any other matter requiring a vote of stockholders was timely properly preserved, then the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment.
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING
There are two (2) different deadlines for the submission of stockholder proposals. Stockholder general proposals (not for the election of directors) that are being submitted for inclusion in our proxy statement and form of proxy for our 2026 annual meeting of stockholders (the “2026 Meeting”) must be received by us at our principal executive offices located at 1 Executive Drive, Suite 303, Chelmsford, MA 01824, no later than December 12, 2025. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act, and under our Bylaws, stockholder nominations for election of directors that are being submitted other than for inclusion in the proxy statement and form of proxy for our 2026 Meeting must be received at our principal executive offices no earlier than January 22, 2026 and no later than February 21, 2026. Such proposals when submitted must be in full compliance with applicable law and our Bylaws. Any stockholder proposals not received by such applicable dates will be considered untimely.
ALL STOCKHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, WHICH WILL BE MAILED TO YOU ON OR ABOUT APRIL 11, 2025.
IMPORTANT
Your vote at the Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly.

Notice and Access mailer and Proxy card

# Your **Vote** Counts!

**HARTE HANKS, INC.**

2025 Annual Meeting
Vote by May 21, 2025
11:59 PM EDT

HARTE HANKS

V68408-P29083

## You invested in HARTE HANKS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2025.**

## Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

May 22, 2025
2:00 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/HHS2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>01) John H. Griffin, Jr.<br>02) Genni Combes<br>03) Elizabeth Ross<br>04) Bradley Radoff | For |
| 2. To approve (on a non-binding advisory basis) the compensation of our named executive officers. | For |
| 3. To consider and vote upon the ratification of Wolf & Company, P.C., as Harte Hanks' independent registered public accounting firm for the fiscal year ending on December 31, 2025. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V68409-P29083

HARTE HANKS

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 21, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/HHS2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 21, 2025. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. Votes submitted through the mail must be received prior to May 22, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68406-P29083 KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.** DETACH AND RETURN THIS PORTION ONLY

**HARTE HANKS, INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________

**Nominees:**

01) John H. Griffin, Jr.
02) Genni Combes
03) Elizabeth Ross
04) Bradley Radoff

**The Board of Directors recommends you vote FOR proposals 2 and 3.**

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V68407-P29083

**HARTE HANKS, INC.**
**Annual Meeting of Stockholders**
**May 22, 2025 2:00 PM EDT**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) David Garrison and Robert Wyman, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of HARTE HANKS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on May 22, 2025, via a live webcast at www.virtualshareholdermeeting.com/HHS2025, or at such other time and place to which the Annual Meeting may be adjourned or postponed.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**